                                                                 EXHIBIT 10.01

ENGINE DEFINITION
- -----------------

QT. ITEM
1   Long Block
1   Engine Pan
2   Camshaft Cover
1   Intake Manifold
1   Crankshaft Harmonic Balance
1   Crankshaft Drive Pulley
1   Eng. Acc. Drive Belt
1   Alternator
1   Power Steering Pump
1   A/C Comp. R-134A
1   A/C Comp Bracket
1   Atl/P/S Pump Bracket
QT. ITEM
1   Water Pump
1   Starter Motor
2   Throttle Bodies
1   Throttle Linkage
2   Fuel Rails
12  Fuel Injectors
1   Ignition Systems
2   Coil Units
12  Spark Plugs
1   Set Spark Plug Wires
1   Engine Control Module
1   Engine Wire Harness
QT. ITEM
All Water Temp. Sensors
All Oil Pressure Sensors
All Intake Manifold Sensors
1   Left Engine Mount
1   Left Engine Mount Support
1   Right Engine Mount
1   Right Engine Mount Support
1   Oil Cooler Line Adapter
1   Oil Filter
1   Exhaust System, Excl. Muffler
1   Bell Housing
1   Clutch



                                 EXHIBIT "A"

    EVENT                                    DATE           EXPLANATION                                      CAR          RESP.
1   Lamborghini engine development           9-20-94 to                                                                   Lambor.
                                             7/30/95

2   Chassis frame and drawings for engine    9/20/94        The design of the new engine parts and the       EPA1         Vector
    installation sent to Lamborghini                        powertrain installation study cannot begin
    (EPA1)                                                  before receiving a chassis frame and drawings
                                                            of the parts involved in powertrain
                                                            installation.

3   Powertrain definition (general layout)   10/15/94       Vector supplies transmission.                                 Lambor.
                                                                                                                          Vector

4   Aerodynamic test for radiator air        10/30/94       Wind tunnel test or by simulation in order                    Vector
    intake                                                  to investigate radiator air flow issue.
                                                            Lambor. will supply calculated requirement
                                                            for minimum air flow at top speed (full power)
                                                            necessary for engine cooling.

5  Exhaust emission control system           9/29/94 to     Some parts (i.e. exhaust manifold, catalytic     EPA1         Lambor.
   preliminary design                        1/1/95         converters) have to be defined during the
                                                            engine installation study.

6  Evaporative emission control system       12/1/94 to     Engine management system (LIE 96), fuel system,  EPA1         Lambor.
   and CARB fill rate preliminary design     2/1/95         fuel tanks are involved in this design.                       Vector


7  Engine electrical wiring system design    12/7/94 to     The final details have to be completed in an     EPA1/        Lambor.
   and development                           3/28/95        updated car.  The engine wiring system must      EPA2         (Vector)
                                                            match the car wiring system.

8  OBDII design, test and supply             10/1/94 to                                                      EPA2         Lambor.
                                             6/1/95                                                                       (Vector)

9  Emission control and OBD design review    2/1/95 to                                                                    Lambor.
                                             2/10/95                                                                      (Vector)

10  Emission tests basic parameters          11/17/94 to    Basic parameters for emission test procedure                  Lambor.
    determination                            11/28/94       are determined (horsepower, test weight, shift                (Vector)
                                                            schedule) together with a preliminary test using
                                                            Lamborghini Diablo.  The weight of the car will
                                                            be a Vector projection.

11  Design of new engine parts and           10/1/94 to     New parts have to be designed in order to allow
    prototypes                               3/10/95        the installation of Lambo V-12 engine in AVTECH
                                                            (i.e. intake manifolds, oil sump, bell housing,
                                                            etc.) Total time (design, casting, machining) to
                                                            get prototypes is not less than 5 mos.

12  Powertrain package: preliminary          10/1/94 to     Preliminary study with "cut and sew" technique   EPA1         Lambor.
    development                              11/30/94       using the first chassis frame sent by Vector to
                                                            Lamborghini.

13  Decision for gear ratios                 1/2/95         To be agreed upon with Lambor. and Vector for                  Vector
                                                            installation prior to transfer to Lambor. of EPA2.

                          Exhibit "B"          Page 1

14  Powertrain package: final              2/2/95 to    Complete study and install. of Lambor. eng. with final       EPA1   Lambor.
    development                            3/25/95      parts.  Vector supplies transmission for EPA2.               EPA2   Vector

15  EPA2 transferred to Lamborghini        3/2/95       This car should stay at Lamborghini for road tests and              Vector
    (complete car with car wiring system)               emission calibration.

16  Engine cooling preliminary             2/2/95 to    Both water cooling and oil cooling system have to be         EPA1/  Lambor.
    development                            5/20/95      developed.  Road and track tests needed.  It is possible     EPA2   Vector
                                                        that body part modifications are needed. (Concern about
                                                        water radiator air intake.)

17  Engine bench tests                     3/1/95 to    Reliability and durability of the new engine-related parts          Lambor.
                                           4/1/95       to be verified.

18  Road tests                             3/1/95 to    Reliability and durability of the new engine-related parts   EPA2   Lambor.
                                           5/1/95       to be verified.

19  Exhaust and evaporative emission       4/1/95 to                                                                 EPA1/
    preliminary tuning                     4/30/95                                                                   EPA2

20  Altitude tests, cold CO tests          5/1/95 to    These tests can be done in Europe                            EPA2   Lambor.
                                           5/30/95

21  EPA3 transferred to Lambor. and        3/10/95 to                                                                EPA3   Vector
    final emis. calibr. (comp. car         5/1/95                                                                           Lambor.
    & wiring sys.)

22  O-mile test mileage accumulation       5/6/95 to                                                                 EPA3   Lambor.
    4,000 mile test.                       6/15/95

23  Test at EPA                            7/10/95 to                                                                EPA3   Lambor.
                                           7/20/95

24  Hot weather test, final engine         6/10/95 to                                                                EPA2   Lambor.
    cooling validation.                    7/30/95                                                                          Vector

25  Final electrical wiring sys.           7/10/95 to   Ensuring compatibility between car and engine systems        EPA2   Lambor.
    validation                             7/30/95                                                                          (Vector)


                         Exhibit "B"           Page 2

POWERTRAIN TESTING INCLUDING EPA, CARB, OBDII CONFORMITY

    EVENT                              EXPLANATION                                                               ENGR.        TEST
                                                                                                                 RESP         RESP
1   Cold start (engine management)     -20 degrees C cold start test                                             Lambor.    Lambor.

2   Cold start (battery power supply)  -20 degrees C cold start test                                             Vector     Lambor.

3   Idle quality                       Considering the particular characteristics of this kind of high           Lambor.    Lambor.
                                       performance engine, on uneven idle and trace conditions are acceptable provided an oscillation of idle RPM is within +/-100 rpm at normal running temperature

4   Snowpacking (engine)               The air induction system must remain functional in snowy conditions       Vector     Vector

5    Snowpacking (air intake)          Parallel test with above                                                  Vector     Lambor.

6    Hot fuel handling                 Test at +30 degrees C with hot engine (water temperature +95C)            Lambor.    Lambor.
                                       same conditions as for idle quality.

7    Fuel starvation (fuel tank and    Brake and cornering tests                                                 Vector     Lambor.
     fuel pump installation)

8    Fuel starvation (engine mgt.)     Brake and cornering tests (parallel test with above)                      Lambor.    Lambor.

9    Altitude driving

10   Detonation (knock)                The engine must not exhibit detonation during normal driving functions    Lambor.    Lambor.

11   Cooling system (engine compnts.)  Tests according to Lamborghini STD 900-2-08/900-2-09 (high speed, idle,   Lambor.    Lambor.
                                       urban cycle, acceleration cycle, mountain cycle)

12   Cooling system (water radiators,  Parallel test with above, with particular reference to radiator air       Vector     Lambor.
     oil cooler, air flow)             flow issue.

13   Wind tunnel test to analyze air   Vector should prepare an alternative venting system to use in case of     Vector     Vector
     flow to water radiator and oil    negative result
     cooler


                                 Exhibit "C"

POWERTRAIN TESTING INCLUDING EPA, CARB, OBDII CONFORMITY

    EVENT                              EXPLANATION                                                               ENGR.        TEST
                                                                                                                 RESP         RESP
1   Cold start (engine management)     -20 degrees C cold start test                                             Lambor.    Lambor.

2   Cold start (battery power supply)  -20 degrees C cold start test                                             Vector     Lambor.

3   Idle quality                       Considering the particular characteristics of this kind of high           Lambor.    Lambor.
                                       performance engine, on uneven idle and trace conditions are acceptable provided an oscillation of idle RPM is within +/-100 rpm at normal running temperature

4   Snowpacking (engine)               The air induction system must remain functional in snowy conditions       Vector     Vector

5    Snowpacking (air intake)          Parallel test with above                                                  Vector     Lambor.

6    Hot fuel handling                 Test at +30 degrees C with hot engine (water temperature +95C)            Lambor.    Lambor.
                                       same conditions as for idle quality.

7    Fuel starvation (fuel tank and    Brake and cornering tests                                                 Vector     Lambor.
     fuel pump installation)

8    Fuel starvation (engine mgt.)     Brake and cornering tests (parallel test with above)                      Lambor.    Lambor.

9    Altitude driving

10   Detonation (knock)                The engine must not exhibit detonation during normal driving functions    Lambor.    Lambor.

11   Cooling system (engine compnts.)  Tests according to Lamborghini STD 900-2-08/900-2-09 (high speed, idle,   Lambor.    Lambor.
                                       urban cycle, acceleration cycle, mountain cycle)

12   Cooling system (water radiators,  Parallel test with above, with particular reference to radiator air       Vector     Lambor.
     oil cooler, air flow)             flow issue.

13   Wind tunnel test to analyze air   Vector should prepare an alternative venting system to use in case of     Vector     Vector
     flow to water radiator and oil    negative result
     cooler


                         Exhibit "D"          Page 1

14   EPA and CARB emissions (50 states)   Including testing at altitude (CARB standard) "cold co" test, 0-4000      Vector    Vector
     and OBDII.  (OBDII for MY96)         mile tests, official test at EPA
                                          CAFE penalty is accepted, but fuel consumption will be optimized within the parameters of maintaining engine and emissions performance
                                          Lambor. will support Vector for the documentation, but the official application has to be by Vector.

15   Engine bench tests                   Reliability and durability tests with regard to the new engine            Lambor.  Lambor.
                                          components (including new exhaust system) but excluding muffler -
                                          100 hour test according to Lambor. engine durability STD

16   Car road tests (engine components)   Reliability and durability tests (15,000 km according to Lambor.          Lambor.  Lambor.
     including engine wiring system       car durability STD

17   Car road tests (car components       Parallel test with above                                                  Vector   Lambor.
     including wiring system)


                          Exhibit "D"          Page 2

                                                   VECTOR AVTECH FMVSS SCHEDULE

        EVENT                   DATE            EXPLANATION                                                             RESP.
1       Exterior Design         2/1/95          Completion of exterior design.                                          VECTOR

2       Photometric             8/1/94 to       Testing of all lighting                                                 VECTOR
                                8/3/94

3       DOT2 Complete           2/6/95 to       Deliver to Global Vehicle Services. FMVSS Testing:                      VECTOR
                                4/7/95          Occupant Protection in Interior Impact; Head Restraints;
                                                Impact Proctection from Steering Column; Steering Column
                                                Rearward Displacement; Glazing Materials; Door Locks/Retention;
                                                Wheel Nuts/Discs/Hubs; Side Door Strength (static);

4       EPA2 Complete           5/1/95 to       FMVSS Testing: Windshield Defrosting/Defogging; Windshield              VECTOR
                                5/30/95         Wiping/Washing; Hydraulic Brake System.  They will be done in
                                                Europe with Lamborghini support under Vector responsibility.
                                                *(1)

5       DOT7 Complete           1/2/95 to       Deliver to Global Vehicle Services. Airbag development.                 VECTOR
                                4/14/95         35 MPH Crash Test.

6.      DOT1 Complete           1/30/95 to      Deliver to Global Vehicle Services.  FMVSS Testing: Controls and        VECTOR
                                4/14/95         Displays; Transmission Shift Lever/Starter Interlock/Transmission
                                                Braking Effect; Brake Hoses; Reflecting Surfaces;
                                                Lamps/Reflective Devices; New Pneumatic Tires; Tires/Rims; Rear
                                                View Mirrors.

7       DOT1 Continued          1/30/95 to      FMVSS Testing: Headlamp Concealment Device; Hood Latch                  VECTOR
                                4/14/95         System; Theft Protection; Vehicle ID No.; Brake Fluid; Power
                                                Windows; Occupant Crash Protection - Front, Rollover; Windshield
                                                Mounting; Windshield Zone Intrusion; Fuel System Integrity - Front,
                                                Rear; Bumper Standard.

8       Complete DOT5           2/20/95 to      Deliver to Global Vehicle Services. FMVSS Testing: Side Door            VECTOR
                                3/10/95         Strength; Fuel System Integrity - Side.

9       Pilot Build             1/2/95 to       Begin production of pre-production vehicle.                             VECTOR
                                4/14/95
*(1) This eliminates transfer of EPA2 from Lambor. to Vector and Vector to Lambor.


                                  Exhibit "E"